UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

TuSimple Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)

(619) 916-3144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 30, 2022, Dr. Xiaodi Hou was terminated as Chief Executive, President and Chief Technology Officer of the Company and removed from his position as Chairman of the Board of the Company because the directors lost trust and confidence in Dr. Hou’s ability to lead a public company, including due to concerns about his lack of candor and transparency with the Board. The decision to terminate Dr. Hou was made in connection with an ongoing investigation that was initiated by the Board’s Audit Committee. At the time the Form 8-K announcing Dr. Hou’s termination (the “Form 8-K”) was filed, the Company was not aware of any Securities and Exchange Commission (“SEC”) or Federal Bureau of Investigation (“FBI”) investigation, and the decision was made independent of any media coverage.

In connection with the filing of the Form 8-K, the Company proactively reached out to the SEC. Following the outreach, the Company received an initial request for information from the SEC and is voluntarily responding to the SEC’s requests and will cooperate with any additional requests. In addition, since the Company entered into a National Security Agreement (“NSA”) on February 18, 2022, there are regular inquiries and communications with the Committee on Foreign Investment in the United States (“CFIUS”) in connection with the ongoing monitoring of the Company’s compliance under the NSA. The Company has cooperated, and will continue to cooperate, with such inquiries. In connection with the filing of the Form 8-K, the Company proactively reached out to CFIUS and is responding to requests from CFIUS for additional information about the subject of the Form 8-K. The Company is not aware of an FBI investigation and to date, has not received any inquiries from the FBI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Interim Chief Financial Officer

Dated: November 7, 2022